Exhibit 99.1

Red Hat Reports Fourth Quarter and Fiscal Year 2012 Results

  Fourth quarter revenue of $297 million, up 21% year-over-year; full fiscal year revenue of $1.13 billion, up 25% year-over-year
  Fourth quarter GAAP EPS of $0.18, up 6% year-over-year; non-GAAP EPS of $0.29, up 12% year-over-year
  Fourth quarter operating cash flow of $128 million, up 35% year-over-year; full fiscal year operating cash flow of $392 million, up 35% year-over-year

RALEIGH, N.C.--(BUSINESS WIRE)--March 28, 2012--Red Hat, Inc. (NYSE: RHT), the world's leading provider of open source solutions, today announced financial results for its fiscal fourth quarter and fiscal year ended February 29, 2012.

Total revenue for the quarter was $297.0 million, an increase of 21% from the year ago quarter. Subscription revenue for the quarter was $255.2 million, up 22% year-over-year. For the full fiscal year 2012, total revenue was $1.13 billion, an increase of 25% over the prior year, and subscription revenue was $965.6 million, up 25% year-over-year.

“The strength of our fourth quarter was a fitting conclusion to a remarkably strong year for our business. Our investments to expand our geographic sales footprint and add sales people with targeted industry and product knowledge has accelerated our growth,” stated Jim Whitehurst, President and Chief Executive Officer of Red Hat. “Red Hat is the first pure-play, open source company, and one of only a select few software companies, to have achieved the billion dollar revenue milestone. The open source technologies which we provide are being selected by more customers every day as they re-architect the infrastructure of their data centers for greater efficiency, agility and cloud enablement.”

GAAP operating income for the fourth quarter and the full fiscal year 2012 was $48.5 million and $199.9 million, respectively. GAAP operating margin was 16.3% in the fourth quarter and 17.6% for the full year. After adjusting for stock compensation and amortization expenses, as detailed in the tables below, non-GAAP operating income for the quarter was $77.2 million, or a 26.0% operating margin, and full year non-GAAP operating income was $298.9 million. Full year non-GAAP operating margin was 26.4%, representing an increase of 160 basis points from the prior year.

GAAP net income for the fourth quarter was $36.0 million, or $0.18 per diluted share, compared with $38.2 million, or $0.19 per diluted share, for the prior quarter and $33.5 million, or $0.17 per diluted share, in the year ago quarter. Non-GAAP adjusted net income for the fourth quarter was $57.2 million, or $0.29 per diluted share, after adjusting for stock compensation and amortization expenses as detailed in the tables below. This compares to non-GAAP adjusted net income of $55.7 million, or $0.28 per diluted share in the prior quarter and $51.4 million, or $0.26 per diluted share in the year ago quarter. Both the GAAP and non-GAAP results for the year ago fourth quarter benefited by approximately $0.02 per share as a result of the retroactive reenactment in December 2010 of the US research tax credit.

For the full year, GAAP net income was $146.6 million or $0.75 per diluted share, compared with $107.3 million or $0.55 per diluted share in the prior year. After adjusting for stock compensation and amortization expenses, as detailed in the tables below, non-GAAP adjusted net income for the year was $216.4 million or $1.10 per diluted share, compared to $162.8 million and $0.83 per diluted share for the previous fiscal year.

Operating cash flow totaled $128.0 million for the fourth quarter and $391.9 million for the full year. At the end of the fiscal year, the company’s total deferred revenue balance was $946.7 million, an increase of 23% on a year-over-year basis and 16% sequentially. Cash and investments at February 29, 2012 totaled $1.3 billion after repurchasing approximately $76.3 million, or approximately 1.8 million shares, of common stock in the fourth quarter. For the full fiscal year 2012, Red Hat repurchased approximately $133.2 million, or approximately 3.2 million shares, of common stock.

“We experienced impressive breadth and depth of demand for our technologies this quarter whether by geography or by industry vertical. This resulted in record financial metrics for both the fourth quarter and the full fiscal year 2012,” stated Charlie Peters, Executive Vice President and Chief Financial Officer of Red Hat. “Our strategy for growth, coupled with relentless day-to-day execution of the business, has been successful. We experienced a significant increase in large deals, both in Q4 and for the full year which contributed to annual organic growth of 25% in revenue, 33% in non-GAAP operating income and 35% growth in operating cash flow.”

Additional information on Red Hat's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial tables below. A live webcast of Red Hat's results will begin at 5:00 pm ET today and can be accessed by the general public at Red Hat's investor relations website at http://investors.redhat.com. A replay of the webcast will be available shortly after the live event has ended.

About Red Hat, Inc.

Red Hat, the world's leading provider of open source solutions and an S&P 500 company, is headquartered in Raleigh, NC with more than 70 offices spanning the globe. Red Hat provides high-quality, affordable technology with its operating system platform, Red Hat Enterprise Linux, together with cloud, virtualization, management, storage and service-oriented architecture (SOA) solutions, including Red Hat Enterprise Virtualization and JBoss Enterprise Middleware. Red Hat also offers support, training and consulting services to its customers worldwide. Learn more: http://www.redhat.com.

Forward-Looking Statements

Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: risks related to delays or reductions in information technology spending; the effects of industry consolidation; the ability of the Company to compete effectively; uncertainty and adverse results in litigation and related settlements; the integration of acquisitions and the ability to market successfully acquired technologies and products; the inability to adequately protect Company intellectual property and the potential for infringement or breach of license claims of or relating to third party intellectual property; the ability to deliver and stimulate demand for new products and technological innovations on a timely basis; risks related to data and information security vulnerabilities; ineffective management of, and control over, the Company's growth and international operations; fluctuations in exchange rates; and changes in and a dependence on key personnel, as well as other factors contained in our most recent Quarterly Report on Form 10-Q (copies of which may be accessed through the Securities and Exchange Commission's website at http://www.sec.gov), including those found therein under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations". In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic and political conditions, governmental and public policy changes and the impact of natural disasters such as earthquakes and floods. The forward-looking statements included in this press release represent the Company's views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of the press release.

Red Hat, Inc. Red Hat, the Shadowman logo and JBoss are registered trademarks of Red Hat, Inc. in the U.S. and other countries. Linux is a registered trademark of Linus Torvalds.

RED HAT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands - except per share amounts)

	Three Months Ended		Twelve Months Ended
	February 29,	February 28,	February 29,	February 28,
	2012	2011	2012	2011 (1)
Revenue:

Subscriptions	$255,167	$209,303	$965,575	$773,404
Training and services	41,844	35,493	167,528	135,873

Total subscription, training and services revenue	297,011	244,796	1,133,103	909,277

Cost of revenue:

Subscriptions	17,360	14,742	66,237	52,997
Training and services	26,912	26,862	112,311	97,290

Total cost of subscription, training and services revenue	44,272	41,604	178,548	150,287

Total gross profit	252,739	203,192	954,555	758,990

Operating expense:
Sales and marketing	115,018	88,273	419,635	327,408
Research and development	55,147	45,150	208,662	171,253
General and administrative	34,069	30,359	126,345	114,653

Total operating expense	204,234	163,782	754,642	613,314

Income from operations	48,505	39,410	199,913	145,676
Interest income	2,279	1,697	8,418	6,743
Other income (expense), net	(155)	(866)	(322)	1,275

Income before provision for income taxes	50,629	40,241	208,009	153,694
Provision for income taxes	14,661	6,707	61,383	46,416

Net income	$35,968	$33,534	$146,626	$107,278

Net income per share:
Basic	$0.19	$0.17	$0.76	$0.56
Diluted	$0.18	$0.17	$0.75	$0.55

Weighted average shares outstanding:
Basic	193,117	192,996	193,151	190,294
Diluted	195,879	197,878	196,451	196,353

	(1) Derived from audited financial statements

RED HAT, INC.
CONSOLIDATED BALANCE SHEETS

(In thousands)

ASSETS
	February 29,	February 28,
	2012	2011 (1)
	(Unaudited)
Current assets:
Cash and cash equivalents	$549,217	$642,630
Investments in debt and equity securities	264,298	217,970
Accounts receivable, net	255,180	184,741
Deferred tax assets, net	69,765	75,720
Prepaid expenses	81,266	62,364
Other current assets	1,629	1,133

Total current assets	1,221,355	1,184,558

Property and equipment, net	92,065	75,558
Goodwill	591,563	463,673
Identifiable intangibles, net	100,638	109,932
Investments in debt securities	446,838	331,791
Other assets, net	38,640	33,810

Total assets	$2,491,099	$2,199,322

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$114,078	$106,514
Deferred revenue	711,408	572,637
Other current obligations	819	650

Total current liabilities	826,305	679,801

Long term deferred revenue	235,328	199,617
Other long term obligations	30,649	29,205
Stockholders' equity:
Common stock	23	22
Additional paid-in capital	1,709,082	1,610,238
Retained earnings	391,676	245,050
Treasury stock, at cost	(696,012)	(562,792)
Accumulated other comprehensive (loss) income	(5,952)	(1,819)

Total stockholders' equity	1,398,817	1,290,699

Total liabilities and stockholders' equity	$2,491,099	$2,199,322

	(1) Derived from audited financial statements

RED HAT, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Three Months Ended		Twelve Months Ended
	February 29,	February 28,	February 29,	February 28,
	2012	2011	2012	2011 (1)

Cash flows from operating activities:
Net income	$35,968	$33,534	$146,626	$107,278
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,094	12,757	51,372	47,997
Share-based compensation expense	23,557	16,408	79,267	60,597
Deferred income taxes	9,477	4,151	45,702	33,848
Excess tax benefits from share-based payment arrangements	(5,633)	(10,292)	(29,931)	(42,291)
Gain on sale of available-for-sale equity securities	(617)	(903)	(1,924)	(3,746)
Other	(19)	716	738	1,505
Changes in operating assets and liabilities net of effects of acquisitions:
Accounts receivable	(46,981)	(30,481)	(70,410)	(41,512)
Prepaid expenses	(12,866)	(7,863)	(19,190)	(17,220)
Accounts payable and accrued expenses	(9,090)	2,277	12,504	29,534
Deferred revenue	120,688	73,540	176,855	112,724
Other	433	1,157	274	2,034

Net cash provided by operating activities	128,011	95,001	391,883	290,748

Cash flows from investing activities:
Purchase of available-for-sale debt securities	(231,958)	(216,327)	(962,974)	(751,420)
Proceeds from sales and maturities of available-for-sale debt securities	213,318	165,472	791,585	770,860
Proceeds from sales of available-for-sale equity securities	633	939	1,979	3,938
Acquisitions of businesses, net of cash acquired	-	-	(135,210)	(31,381)
Net purchase of strategic equity investments	-	-	(2,622)	-
Purchase of developed technologies and other intangible assets	(1,104)	(1,667)	(5,349)	(14,093)
Purchase of property and equipment	(14,974)	(7,588)	(46,269)	(32,759)

Net cash used in investing activities	(34,085)	(59,171)	(358,860)	(54,855)

Cash flows from financing activities:
Excess tax benefits from share-based payment arrangements	5,633	10,292	29,931	42,291
Proceeds from exercise of common stock options	1,259	4,090	16,812	84,443
Purchase of treasury stock	(76,268)	(10,791)	(133,220)	(90,146)
Payments related to net settlement of employee share-based compensation awards	(4,229)	(3,162)	(36,332)	(26,250)
Payments on other borrowings	(319)	(16)	(1,145)	(876)
Proceeds from other borrowings	52	-	118	318

Net cash provided by (used in) financing activities	(73,872)	413	(123,836)	9,780

Effect of foreign currency exchange rates on cash and cash equivalents	2,498	11,473	(2,600)	8,839
Net increase (decrease) in cash and cash equivalents	22,552	47,716	(93,413)	254,512
Cash and cash equivalents at beginning of the period	526,665	594,914	642,630	388,118

Cash and cash equivalents at end of period	$549,217	$642,630	$549,217	$642,630

(1) Derived from audited financial statements

RED HAT, INC.
RECONCILIATION OF CERTAIN GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS
(Unaudited)
(In thousands - except per share amounts)

Non cash share-based compensation expense included in Consolidated Statements of Operations:

	Three Months Ended		Twelve Months Ended
	February 29,	February 28,	February 29,	February 28,
	2012	2011	2012	2011

Cost of revenue	$2,003	$1,884	$7,880	$6,053
Sales and marketing	6,231	5,502	25,060	18,971
Research and development	7,126	4,244	21,570	15,639
General and administration	8,197	4,778	24,757	19,934
Total share-based compensation expense	$23,557	$16,408	$79,267	$60,597

Amortization of intangible assets expense included in Consolidated Statements of Operations:

	Three Months Ended		Twelve Months Ended
	February 29,	February 28,	February 29,	February 28,
	2012	2011	2012	2011

Cost of revenue	$670	$979	$3,533	$3,274
Sales and marketing	2,473	2,085	8,348	8,322
Research and development	940	1,250	4,194	4,025
General and administration	1,058	846	3,674	3,340
Total amortization of intangible assets expense	$5,141	$5,160	$19,749	$18,961

	Three Months Ended		Twelve Months Ended
	February 29,	February 28,	February 29,	February 28,
	2012	2011	2012	2011

GAAP net income	$35,968	$33,534	$146,626	$107,278

Provision for income taxes	14,661	6,707	61,383	46,416

GAAP income before provision for income taxes	$50,629	$40,241	$208,009	$153,694

Add: Non-cash share-based compensation expense	23,557	16,408	79,267	60,597
Add: Amortization of intangible assets	5,141	5,160	19,749	18,961

Non-GAAP adjusted income before provision for income taxes	$79,327	$61,809	$307,025	$233,252

Provision for income taxes (1)	22,082	10,437	90,603	70,442

Non-GAAP adjusted net income (basic and diluted)	$57,245	$51,372	$216,422	$162,810

Non-GAAP adjusted net income per share:
Basic	$0.30	$0.27	$1.12	$0.86
Diluted	$0.29	$0.26	$1.10	$0.83

(1) Provision for income taxes:
Non-GAAP adjusted net income before income tax provision	$79,327	$61,809	$307,025	$233,252
Estimated annual effective tax rate	27.8%	16.9%	30.2%	30.2%
Non-GAAP provision for income taxes before discrete tax benefit	$22,082	$10,437	$92,668	$70,442
Discrete tax benefit	-	-	2,065	-
Provision for income taxes on Non-GAAP adjusted net income	$22,082	$10,437	$90,603	$70,442

RED HAT, INC.
RECONCILIATION OF CERTAIN GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS
(Unaudited)
(In thousands - except per share amounts)

Reconciliation of GAAP results to non-GAAP adjusted results

	Three Months Ended		Twelve Months Ended
	February 29,	February 28,	February 29,	February 28,
	2012	2011	2012	2011

GAAP gross profit	$252,739	$203,192	$954,555	$758,990

Add: Non-cash share-based compensation expense	2,003	1,884	7,880	6,053
Add: Amortization of intangible assets	670	979	3,533	3,274

Non-GAAP gross profit	$255,412	$206,055	$965,968	$768,317

Non-GAAP gross margin	86.0%	84.2%	85.2%	84.5%

	Three Months Ended		Twelve Months Ended
	February 29,	February 28,	February 29,	February 28,
	2012	2011	2012	2011

GAAP operating expenses	$204,234	$163,782	$754,642	$613,314

Deduct: Non-cash share-based compensation expense	(21,554)	(14,524)	(71,387)	(54,544)
Deduct: Amortization of intangible assets	(4,471)	(4,181)	(16,216)	(15,687)

Non-GAAP adjusted operating expenses	$178,209	$145,077	$667,039	$543,083

	Three Months Ended		Twelve Months Ended
	February 29,	February 28,	February 29,	February 28,
	2012	2011	2012	2011

GAAP operating income	$48,505	$39,410	$199,913	$145,676

Add: Non-cash share-based compensation expense	23,557	16,408	79,267	60,597
Add: Amortization of intangible assets	5,141	5,160	19,749	18,961

Non-GAAP adjusted operating income	$77,203	$60,978	$298,929	$225,234

Non-GAAP adjusted operating margin	26.0%	24.9%	26.4%	24.8%

CONTACT:
Red Hat Inc.
Media Contact:
Stephanie Wonderlick, 571-421-8169
swonderl@redhat.com
or
Investor Relations:
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